UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2004

Comarco, Inc.

(Exact name of registrant as specified in its charter)

California	000-05449	95-2088894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Cromwell, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949)599-7400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.

On December 14, 2004, Comarco, Inc. (the “Company”) issued a press release announcing, among other things, its financial results for the third quarter of fiscal year 2005, which ended on October 31, 2004. In addition, on December 14, 2004, the Company held a conference call and webcast to discuss the Company’s third quarter results for fiscal year 2005, outlook for the fourth quarter of fiscal 2005 and for fiscal 2006 and current corporate developments. The press release and transcript of the conference call and webcast are incorporated herein to this Form 8-K by reference and copies of the press release and transcript are attached hereto as Exhibits 99.1 and 99.2.

Note: The information contained in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press release of Comarco, Inc. dated December 14, 2004

99.2	Transcript of Earnings Conference Call and Webcast of Comarco, Inc. held on December 14, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC.
(Registrant)

Date	December 16, 2004	/s/ Daniel R. Lutz
(Signature)
Daniel R. Lutz
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release of Comarco, Inc. dated December 14, 2004

99.2	Transcript of Earnings Conference Call and Webcast of Comarco, Inc. held on December 14, 2004